EXHIBIT 10.4
                                                                    ------------



                         GREENFIELD CAPITAL PARTNERS LLC






July 8, 2005


To:  Global Matrechs, Inc.


Mr. Sheppard:


         This letter serves as notice that with respect to the pending and outstanding warrants issued by Global Matrechs, Inc. to Greenfield Capital Partners LLC ("Greenfield") and currently held by Greenfield in connection with various financings (the "Warrants"), Greenfield hereby waives the oblication of Global Matrechs, Inc. to register shares of common stock underling the Warrants in the Company's pending registration statement to be filed as of today's date.

         All rights with respect to registration of shares underlying the Warrants on any future registration statement are hereby expressly reserved.



                                                      Very truly yours,



                                                      By: /s/ Michael Byl
                                                          ------------------
                                                          Michael Byl
                                                          President